UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 13, 2019

KALEYRA, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38320	82-3027430
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Via Marco D’Aviano, 2, Milano MI, Italy		20131
(Address of Principal Executive Offices)		(Zip Code)

+39 02 288 5841

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	KLR	NYSE American LLC
Warrants, at an exercise price of $11.50 per share of Common Stock	KLR WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amendments to Forward Share Purchase Agreements with Greenhaven and Glazer

As previously disclosed on the Current Report on Form 8-K (“Current Report”) filed by Kaleyra, Inc. (f/k/a GigCapital, Inc.), a Delaware corporation (the “Company”), filed with the Securities and Exchange Commission (the “SEC”) on September 27, 2019, the Company entered into a Forward Share Purchase Agreement, dated as of September 27, 2019, with Greenhaven Capital Fund 1, LP (“Greenhaven Fund 1”) and Greenhaven Road Capital Fund 2, LP (“Greenhaven Fund 2” and together with Greenhaven Fund 1, “Greenhaven”), as subsequently amended by Amendment No. 1 to the Forward Share Purchase Agreement dated as of October 3, 2019 (the “Greenhaven Forward Share Purchase Agreement”). As previously disclosed on the Current Report filed by the Company with the SEC on October 2, 2019, the Company entered into a Forward Share Purchase Agreement, dated as of October 1, 2019, with Kepos Alpha Fund L.P. (“Kepos”), as subsquently amended by Amendment No. 1 to the Forward Share Purchase Agreement dated as of October 2, 2019 (the “Kepos Forward Share Purchase Agreement”). As previously disclosed on the Current Report filed by the Company with the SEC on November 20, 2019, the Company entered into a Forward Share Purchase Agreement, dated as of November 19, 2019, with Glazer Capital, LLC (“Glazer”) (the “Glazer Forward Share Purchase Agreement” and together with the Greenhaven Forward Share Purchase Agreement and the Kepos Forward Share Purchase Agreement, the “Forward Share Purchase Agreements”). Pursuant to the terms of the Forward Share Purchase Agreements, commencing on the day after the completion of the Company’s previously announced business combination with Kaleyra S.p.A, which occurred on November 25, 2019 (the “Business Combination”), shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), held by Greenhaven, Kepos and Glazer, respectively, could be sold in the open market, at their sole discretion, as long as the sales price of the Common Stock is above $10.50 per share. As of the close of the Business Combination, Greenhaven, Kepos and Glazer held 996,195, 195,847 and 922,933 shares of Common Stock, respectively (the “Subject Shares”).

On December 13, 2019, the Company entered into Amendment No. 2 to the Greenhaven Forward Share Purchase Agreement with Greenhaven (the “Greenhaven Amendment”), Amendment No. 2 to the Kepos Forward Share Purchase Agreement (the “Kepos Amendment”) and Amendment No. 1 to the Glazer Forward Share Purchase Agreement with Glazer (the “Glazer Amendment” and together with the Greenhaven Amendment and the Kepos Amendment, the “Amendments”). The Amendments provide that Greenhaven, Kepos and Glazer may sell their respective Subject Shares in the open market, at their sole discretion, as long as the sales price is above $8.50 per share and sales are made in blocks of at least 25,000 shares.

The foregoing description is only a summary of the Amendments, and is qualified in its entirety by reference to the full text of the Amendments, which are filed as Exhibits 10.1, 10.2 and 10.3 hereto, and are incorporated herein by reference. The Amendments are included as exhibits to this Current Report in order to provide investors and security holders with material information regarding the terms of the Amendments. The Amendments are not intended to provide any other factual information about or the Company, Greenhaven, Kepos or Glazer.

Amendments to Extension Notes and Working Capital Notes

As previously disclosed by the Company in its Current Report as filed with the SEC on November 25, 2019 (the “Notes Amendment 8-K”), the Company has amended and restated its previously issued Extension Notes and Working Capital Notes with GigAcquisitions, LLC and GigFounders, LLC on November 23, 2019. On December 13, 2019, the Company issued amended and restated notes to the following counterparties, on the same terms as are set forth in the forms of Amended Extension Note and Amended Working Capital Note previously disclosed in the Notes Amendment 8-K, in the following aggregate amounts:

Extension Notes:

Amended Extension Notes
Jeffrey Bernstein	$33,750.20
Thomas I. Unterberg	$110,336.55
Thomas I. Unterberg & Ann H. Unterberg ttees Thomas I Unterberg Declaration of Trust u/a/d 8/7/96	$82,752.72
Thomas I Unterberg ttee Emily U Satloff Family Trust u/a/d 3/25/93	$27,584.47
Thomas I Unterberg ttee Ellen U Celli Family Trust u/a/d 3/22/93	$27,584.47
Ann H. Unterberg	$27,584.47

Working Capital Notes:

Amended Working Capital Notes
Jeffrey Bernstein	$10,283.83
Thomas I. Unterberg	$64,008.48
Thomas I. Unterberg & Ann H. Unterberg ttees Thomas I Unterberg Declaration of Trust u/a/d 8/7/96	$48,006.39
Thomas I Unterberg ttee Emily U Satloff Family Trust u/a/d 3/25/93	$16,002.24
Thomas I Unterberg ttee Ellen U Celli Family Trust u/a/d 3/22/93	$16,002.24
Ann H. Unterberg	$16,002.24

The foregoing description is only a summary of the Amended Extension Notes and Amended Working Capital Notes, and is qualified in its entirety by reference to the full text of the forms of Amended Extension Note and Amended Working Capital Note which are filed as Exhibits 10.4 and 10.5 hereto, and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above in Item 1.01 of this Current Report regarding the issuance of the Amended Extension Notes and Amended Working Capital Notes is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

10.1	Amendment No. 2 to Forward Share Purchase Agreement, dated December 13, 2019, by and among Kaleyra, Inc., Greenhaven Road Capital Fund 1, LP, and Greenhaven Road Capital Fund 2, LP.

10.2	Amendment No. 2 to Forward Share Purchase Agreement, dated December 13, 2019, by and between Kaleyra, Inc. and Kepos Alpha Fund L.P.

10.3	Amendment No. 1 to Forward Share Purchase Agreement, dated December 13, 2019, by and between Kaleyra, Inc. and Glazer Capital, LLC.

10.4	Form of Amended Extension Note, dated November 25, 2019 (Incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K as filed with the Securities and Exchange Commission on November 25, 2019).

10.5	Form of Amended Working Capital Note, dated November 25, 2019 (Incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K as filed with the Securities and Exchange Commission on November 25, 2019).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 16, 2019

By:	/s/ Dario Calogero
Name:	Dario Calogero
Title:	Chief Executive Officer and President